Exhibit 1.1
China Xiniya Fashion Limited
[______] American Depositary Shares
Representing
[______] Ordinary Shares
UNDERWRITING AGREEMENT
[           ], 2010
Cowen and Company, LLC
   As Representative of the several Underwriters
1221 Avenue of the Americas
New York, New York 10020
Dear Sirs:
1. Introductory. China Xiniya Fashion Limited, an exempted limited liabilities company established in the Cayman Islands (the “Company”), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the “Underwriters,” or, each, an “Underwriter”), an aggregate of [______] American depositary shares (“ADSs”) representing [______] ordinary shares, par value $[______] per share (the “Ordinary Shares”) of the Company. The ADSs so proposed to be sold by the Company are hereinafter referred to as the “Firm ADSs”. At the election of the Underwriters, the Company and the Selling Shareholders listed in Schedule B hereto propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of up to [______] additional ADSs, representing [______] Ordinary Shares (the “Optional ADSs”). The Firm ADSs and the Optional ADSs are hereinafter collectively referred to as the “ADSs”. The Ordinary Shares represented by the Firm ADSs are hereinafter called the “Firm Shares”, the Ordinary Shares represented by the Optional ADSs are hereinafter called the “Optional Shares” and the Firm Shares and Optional Shares are hereinafter called the “Offered Shares”. Unless the context otherwise requires, each reference to the ADSs also includes the Ordinary Shares underlying the ADSs. Cowen and Company, LLC (“Cowen”) is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the “Representative.”
          The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), to be dated as of November [•], 2010, among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and holders and beneficial owners from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary and evidencing the ADSs.
2. Representations and Warranties of the Company
          (I) Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters, as of the date hereof and as of each of the Closing Date and Option Closing Date (as defined below), and agrees with the several Underwriters, that:
(a) A registration statement of the Company on Form F-1 (File No. 333-_____) (including all post-effective amendments thereto filed before execution of this Agreement, the “Initial Registration Statement”) in respect of the ADSs has been filed with the Securities and Exchange Commission (the “Commission”). The Company meets the requirements for use of Form F-1 under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder (the “Rules and Regulations”). The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form and meet the requirements of the Securities Act, and the Rules and Regulations. Other than (i) a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the Securities Act and the Rules and

Regulations (a “Rule 462(b) Registration Statement”) and (ii) the Prospectus (as defined below) contemplated by this Agreement to be filed pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 4(I)(a) hereof and (iii) any Issuer Free Writing Prospectus (as defined below), no other document with respect to the offer and sale of the ADSs has heretofore been filed with the Commission. To the best knowledge of the Company (the “Knowledge”), no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations is hereinafter called a “Preliminary Prospectus”). The various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, in each case including all exhibits thereto and including (i) the information contained in the Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it became effective and (ii) the documents incorporated by reference in the Rule 462(b) Registration Statement at the time the Rule 462(b) Registration Statement became effective, are hereinafter collectively called the “Registration Statements.” The final prospectus, in the form filed pursuant to and within the time limits described in Rule 424(b) under the Rules and Regulations, is hereinafter called the “Prospectus.”
(b) A registration statement on Form F-6 (File No. 333-[________]) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; to the Company’s Knowledge, no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Securities Act, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(c) A registration statement on Form 8-A (File No. [__________]) in respect of the registration of the Offered Shares and the ADSs under the Exchange Act, has been filed with the Commission; such registration statement in the form heretofore delivered to you and to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; to the Company’s Knowledge, no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(d) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date (as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, and the Pricing Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations that has been made available without restriction to any person), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Pricing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information as defined in Section 17.
“Applicable Time” means [______] [A/P].M., New York time, on the date of this Agreement or such other time as agreed to by the Company and the Representative.
“Pricing Prospectus” means the Preliminary Prospectus relating to the ADSs that is included in the Registration Statement immediately prior to the Applicable Time, including any document incorporated by reference therein.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the ADSs in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.
“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule C to this Agreement.
“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.
(e) No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the ADSs has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information as defined in Section 17.
(f) At the respective times the Registration Statements and any amendments thereto became or become effective and at each of the Closing Date and the Option Closing Date, each Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at each of the Closing Date and the Option Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (f) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 17).
(g) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the ADSs or until any earlier date that the Company notified or notifies the Representative as described in Section 4(I)(f), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading.

(h) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the ADSs other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(I)(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.
(i) At the time of filing the Initial Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not, and the Company currently is not, an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.
(j) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization. The Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign companies or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not (i) have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement, the General Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). The Company owns or controls, directly or indirectly, only the following corporations: (i) 100% of the equity interest in Xiniya Holdings Limited; and (ii) 100% of the equity interest in Fujian Xiniya Garments and Weaving Co., Ltd.
(k) This Agreement has been duly authorized, executed and delivered by the Company.
(l) The Deposit Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Upon due issuance by the Depositary of the ADRs evidencing the ADSs against the deposit of the underlying Offered Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement. The Deposit Agreement and the ADRs conform to the descriptions thereof contained in the General Disclosure Package and the Prospectus.
(m) The Offered Shares represented by the ADSs to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, will conform to the description thereof contained in the General Disclosure Package and the Prospectus, and will not be subject to any security interest, other encumbrance or adverse claims and will have been issued in compliance with all U.S. federal and state securities laws and will not have been issued in violation of any preemptive right, resale right, right of first refusal or similar right; upon payment of the purchase price in accordance with this Agreement on each Closing Date and the Option Closing Date, the Depositary or its nominee, as the registered holder of the Offered Shares represented by the ADSs, will be, subject to the terms of the Deposit Agreement, entitled to all the rights of a shareholder conferred by the Memorandum and Articles of Association of the Company as then in effect; except as disclosed in the General Disclosure Package and the Prospectus and subject to the terms and provisions of the Deposit Agreement, there are no restrictions on transfers of the Offered Shares represented by the ADSs under the laws of the Cayman Islands, the PRC or the United States, as the case may be; the Offered Shares represented by the ADSs may be freely deposited by the Company or the Selling Shareholders, as the case may be, with the Depositary or its nominee against issuance of ADRs evidencing the ADSs as contemplated by the Deposit Agreement.
(n) No consent, approval or authorization from or order of, or filing, clearance, qualification or registration (a “Governmental Authorization”) with, any person (including any governmental agency or body, court or stock exchange authority) (a “Governmental Agency”) is required for the consummation of the transactions contemplated by this Agreement and the Deposit Agreement in connection with the offering, issuance and sale of the Offered Shares represented by the ADSs by the Company and the Selling Shareholders and the deposit of the Offered Shares represented by the ADSs with the Depositary against issuance of ADRs evidencing the ADSs, except such as have been obtained, or made and such as may be required under state securities laws.
(o) The Company has an authorized capitalization as set forth under the heading “Capitalization” in the Pricing Prospectus, and all of the issued shares of the share capital of the Company, including the Ordinary Shares represented by the ADSs to be sold by the Selling Shareholders, have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with all federal, state, national, provincial, local, municipal and foreign securities laws, and conform to the description thereof contained in the General Disclosure Package and the Prospectus. As of November [•], 2010, there were [•] ordinary shares issued and outstanding and [•] ordinary shares were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any securities other than ordinary shares of the Company issued pursuant to the exercise of stock options previously outstanding under the Company’s stock option plans or the issuance of restricted ordinary shares pursuant to employee stock purchase plans. All of the Company’s options, warrants and other rights to purchase or exchange any securities for the ordinary shares in the Company’s authorized share capital have been duly authorized and validly issued and were issued in compliance with all federal, state, national, provincial, local, municipal and foreign securities laws. None of the outstanding ordinary shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares in the Company’s authorized share capital, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company other than those described above or accurately described in the General Disclosure Package. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.
(p) All the outstanding shares of the share capital (if any) of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and, except to the extent set forth in the General Disclosure Package or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.
(q) Except as described in the General Disclosure Package and the Prospectus, neither the Company nor any of its affiliates has sold or issued any Ordinary Shares, ADSs, or other security of the Company or any of its subsidiaries that is convertible into, or exercisable or exchangeable for Ordinary Shares, ADSs or equity securities, or that holds the right to acquire any Ordinary Shares, ADSs or equity securities of the Company or any of its subsidiaries during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Securities Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
(r) The execution, delivery and performance of this Agreement and the Deposit Agreement by the Company, the issue and sale of the Offered Shares represented by the ADSs by the Company and the consummation of the transactions contemplated hereby and thereby will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or a Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, by-laws, business license, memorandum and articles of association (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company of any of its subsidiaries.
(s) Except for the registration of the ADSs under the Securities Act, the Exchange Act, applicable state securities laws, FINRA and the New York Stock Exchange in connection with the purchase and distribution of the ADSs by the Underwriters and the listing of the ADSs on the New York Stock Exchange, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or non-governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the ADSs or the consummation of the transactions contemplated hereby; and no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization. All corporate approvals (including those of stockholders) necessary for the Company to consummate the transactions contemplated by this Agreement have been obtained and are in effect.
(t) GHP Horwath, P.C., who have certified certain financial statements and related notes included in the Registration Statements, the General Disclosure Package and the Prospectus is an independent registered public accounting firm within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States)(the “PCAOB”).
(u) The financial statements, together with the related notes, included in the General Disclosure Package, the Prospectus and in each Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with the international financial reporting standards (“IFRS”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included in the General Disclosure Package. The financial statements, together with the related notes, included in the General Disclosure Package and the Prospectus comply in all material respects with Regulation S-X. No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described or included in the Registration Statements, the General Disclosure Package or the Prospectus. The summary and selected financial data included in the Registration Statements, the General Disclosure Package and the Prospectus fairly present the information shown therein as at the respective dates and for the respective periods specified and are derived from the consolidated financial statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus and other financial information.
(v) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies” in the General Disclosure Package and the Prospectus accurately and fairly describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; the Company’s management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in each Registration Statement, the General Disclosure Package, and the Prospectus.
(w) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus; and, since such date, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries, or any material adverse changes, in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package or the Prospectus.

(x) Except as set forth in the General Disclosure Package and the Prospectus, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is required to be described in the Registration Statements, the General Disclosure Package or the Prospectus and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the Knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
(y) Neither the Company nor any of its subsidiaries (i) is in violation of its charter, by-laws, business license, memorandum and articles of association (or analogous governing instrument, as applicable), (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject and solely with respect to (ii) and (iii) above, except such defaults that would not result in a Material Adverse Effect.
(z) The Company and each of its subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state, national, provincial, local, municipal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Registration Statements, the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. The Company and its subsidiaries are in compliance with all such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. All such Governmental Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any subsidiary has received notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit and to the Knowledge of the Company, no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, modification, suspension, termination or invalidation (or proceedings related thereto ) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed; and the Company and its subsidiaries are members in good standing of each federal, state, national, provincial, local, municipal or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case as necessary to conduct their respective businesses as described in each Registration Statement, the General Disclosure Package and the Prospectus.
(aa) The Company is not and, after giving effect to the offering of the ADSs and the application of the proceeds thereof as described in each Registration Statement, the General Disclosure Package and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(bb) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any ADS or any security of the Company.
(cc) The Company and its subsidiaries own or possess the valid right to use all (i) valid and enforceable patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses, trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trade marks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in each Registration

Statement, the General Disclosure Package and the Prospectus. The Company and its subsidiaries have not received any opinion from their legal counsel concluding that any activities of their respective businesses infringe, misappropriate, or otherwise violate, valid and enforceable Intellectual Property Rights of any other person, and have not received written notice of any challenge, which is to their Knowledge still pending, by any other person to the rights of the Company and its subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its subsidiaries. To the Knowledge of the Company, the Company and its subsidiaries’ respective businesses as now conducted do not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. Except as described in the General Disclosure Package and the Prospectus, no claim has been made against the Company or any of its subsidiaries alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard its Intellectual Property Rights. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of its subsidiaries’ right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted.
(dd) The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in each Registration Statement, the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.
(ee) Neither the Company nor any of its subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements referred to or described in the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statements and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Knowledge of the Company, any other party to any such contract or agreement, except for such termination or non-renewal that would not have a Material Adverse Effect.
(ff) There is (A) no significant unfair labor practice complaint pending against the Company, or any of its subsidiaries, nor to the Knowledge of the Company, threatened against it or any of its subsidiaries, before any federal, state, national, provincial, local, municipal or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries, or, to the Knowledge of the Company, threatened against it and (B) no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Company’s Knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.
(gg) Except as set forth in the General Disclosure Package and the Prospectus, neither of the Company nor any of its subsidiaries has any material obligation to provide union, medical, health, disability, housing, welfare, retirement, death or other employee benefits to any of the present or past employees of the Company or any of its subsidiaries, or to any other person and each of the Company and its subsidiaries has complied in all material respects with all employment, labor and similar laws applicable to it and has made all such union and welfare contributions for its employees as required by law. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s Knowledge, is threatened or imminent.
(hh) The Company and its subsidiaries are in compliance with all federal, state, national, provincial, local, municipal and foreign rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”).
(ii) The Company and its subsidiaries each (i) have timely filed all necessary federal, state, national, provincial, local, municipal and foreign tax returns, and all such returns were true, complete and correct, (ii) have paid all federal, state, national, provincial, local, municipal and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to the Knowledge of the Company, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (ii), that would not, singularly or in the aggregate, have a Material Adverse Effect.
(jj) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and as is customary for companies engaged in similar businesses in similar industries. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. All policies of insurance owned by the Company or any of its subsidiaries are, to the Company’s Knowledge, in full force and effect and the Company and its subsidiaries are in compliance with the terms of such policies.
(kk) Except as disclosed in the General Disclosure Package and the Prospectus, the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15 of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that complies with the requirements of the Exchange Act to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the Company has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of the Company and the Subsidiaries. The Company’s internal control over financial reporting, upon consummation of the offering of the ADSs, will be overseen by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) in accordance with the Exchange Act Rules. The Company has not publicly disclosed or reported to the Audit Committee or to the Board, and the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in the internal control over financial reporting (each an “Internal Control Event”), any violation of, or failure to comply with, the U.S. Securities Laws, or any matter which if determined adversely, would have a Material Adverse Effect.
(ll) The Company maintains disclosure controls and procedures (as such is defined in Rule 13a-15 of the Exchange Act Rules) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company and its subsidiaries is accumulated and communicated to the Company’s management, including the Company’s Chief Executive officer and the Chief Financial Officer by others within those entities.
(mm) Except as disclosed in the General Disclosure Package and the Prospectus, the restructuring transactions described in each of them under the heading “Our Corporate History and Structure” (the “Restructuring Activities”) have been duly authorized and do not (i) contravene any provision of applicable law or statute, rule or regulation of any governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of

the PRC), (ii) contravene the charter, by-laws, business license, memorandum and articles of association (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries, or (iii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except where any such conflict, breach, violation or default would not reasonably be expected to have a Material Adverse Effect on any such entity; and except as disclosed in the General Disclosure Package and the Prospectus, all Governmental Authorizations required in connection with the Restructuring Activities have been made or have been obtained unconditionally in writing, and no such Governmental Authorization has been withdrawn or is subject to any condition precedent which has not been fulfilled, performed or waived.
(nn) There is no franchise agreement, lease, contract, or other agreement or document required by the Securities Act or by the Rules and Regulations to be described in each Registration Statement, the General Disclosure Package and the Prospectus or to be filed as an exhibit to the Registration Statements which is not so described or filed therein as required; and all descriptions of any such franchise agreements, leases, contracts, or other agreements or documents contained in the General Disclosure Package and the Prospectus are accurate and complete descriptions of such documents in all material respects. Other than as described in the General Disclosure Package and the Prospectus, no such franchise agreement, lease, contract or other agreement has been suspended or terminated for convenience or default by the Company or any of its subsidiaries or the other parties thereto, and neither the Company nor any of its subsidiaries has received notice of and the Company does not have Knowledge of any such pending or threatened suspension or termination.
(oo) No relationship, direct or indirect, exists between or among the Company and its subsidiaries on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its subsidiaries or affiliates on the other hand, which is required to be described in each Registration Statement, the General Disclosure Package and the Prospectus and which is not so described.
(pp) No person or entity has the right to require registration of shares of ADSs or other securities of the Company or any of its subsidiaries because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the General Disclosure Package and the Prospectus, there are no persons with registration rights or similar rights to have any securities registered by the Company or any of its subsidiaries under the Securities Act.
(qq) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the ADSs or any transaction contemplated by this Agreement, the Registration Statements, the General Disclosure Package or the Prospectus.
(rr) Except as described in the General Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company. All dividends and other distributions declared and payable on the share capital of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties in the Cayman Islands.
(ss) Since the date as of which information is given in each Registration Statement, the General Disclosure Package and the Prospectus through the date hereof, and except as set forth in the General

Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has (i) issued or granted any securities other than options to purchase ordinary shares pursuant to the Company’s stock option plan, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction other than in the ordinary course of business or (iv) declared or paid any dividend on its share capital.
(tt) If applicable, all of the information provided to the Underwriters or to counsel for the Underwriters by the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to NASD Conduct rule 2710 or 2720 is true, correct and complete in all material respects and all of the information provided to the Underwriters or to counsel for the Underwriters by the Company’s officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to NASD Conduct rule 2710 or 2720 is, to the Company’s Knowledge, true, correct and complete in all material respects.
(uu) The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the United States Internal Revenue Code of 1966, and the Company is not likely to become a PFIC.
(vv) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.
(ww) Except as disclosed in the General Disclosure Package and the Prospectus, under current laws and regulations of the Cayman Islands, Hong Kong and the PRC and any political subdivision thereof, (A) all dividends and other distributions declared and payable on the ADSs may be paid by the Company to holders thereof in United States dollars or any other currency that may be converted into United States dollars and freely transferred out of each such jurisdiction, and (B) all such payments made to holders thereof or therein who are non-residents of any of such jurisdictions will not be subject to income, withholding or other taxes under laws and regulations of, and will otherwise be free and clear of any other tax, duty, withholding or deduction in, each such jurisdiction, without the necessity of obtaining any Governmental Authorization in any such jurisdiction or any political subdivision or taxing authority thereof or therein.
(xx) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in each Registration Statement, the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
(yy) The ADSs have been approved for listing subject to notice of issuance on the New York Stock Exchange.
(zz) The Company and its subsidiaries have taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statements, they will be in compliance with all applicable provisions of the Sarbanes-Oxley Act and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect and is actively taking steps to ensure that they will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon them and at all times after the effectiveness of such provisions.
(aaa) The Company and its subsidiaries have taken all necessary actions to ensure that, upon and at all times after the Exchange shall have approved the ADSs for listing they will be in compliance with all applicable corporate governance requirements set forth in the rules of the Exchange that are then in effect and is actively taking steps to ensure that they will be in compliance with other applicable corporate governance requirements set forth in the rules of the Exchange not currently in effect upon them and all times after the effectiveness of such requirements.
(bbb) Neither the Company nor any of its subsidiaries nor, to the Company’s Knowledge, any employee or agent of the Company or any subsidiary, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) or (iv) made any other unlawful payment.

(ccc) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in each Registration Statement, the General Disclosure Package and the Prospectus which have not been described as required.
(ddd) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” in the General Disclosure Package and the Prospectus, accurately and fully describes all trends, demands, commitments, events, uncertainties and risks and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Off-Balance Sheet Commitments and Arrangements” in the General Disclosure Package and the Prospectus accurately and fully describes in all material respects all off-balance sheet transactions, arrangements and obligations of the Company and its subsidiaries on a consolidated basis.
(eee) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its subsidiaries or any of their respective family members, except as described in the General Disclosure Package and the Prospectus. All transactions by the Company or its subsidiaries with office holders or control persons of the Company or its subsidiaries have been duly approved by the board of directors of the Company and its subsidiaries, or duly appointed committees or officers thereof, if and to the extent required under U.S. law.
(fff) The statistical and market related data included in the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived; and the Company has obtained written consents to the use the statistical and market related data included in the General Disclosure Package and the Prospectus, and such consents have not been revoked.
(ggg) The operations of the Company and its subsidiaries are and have been conducted in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the Company’s Knowledge, threatened.
(hhh) Neither the Company nor any of its subsidiaries nor, to the Company’s Knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).
(iii) Neither the Company nor any of its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.
(jjj) Except as disclosed in the General Disclosure Package and the Prospectus, each of the Company and its subsidiaries has taken all necessary steps to comply with, and to ensure compliance by all of the Company’s direct or indirect shareholders and option holders who are PRC residents with any applicable rules and regulations of the State Administration of Foreign Exchange of the PRC (the “SAFE Rules and Regulations”), including, without limitation, requiring each shareholder and option holder that is, or is directly or indirectly owned or controlled by, a PRC resident to complete any registration and other procedures required under applicable SAFE Rules and Regulations.
(kkk) The Company is aware of and has been advised as to, the contents of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”) jointly promulgated by the six PRC regulatory agencies, namely, the PRC Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”), and the State Administration

of Foreign Exchange, which became effective on September 8, 2006 and was further amended on June 22, 2009, including the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The issuance and sale of the Ordinary Shares and ADSs, the listing and trading of the ADSs on the New York Stock Exchange or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement are not and will not be, as of the date hereof, as of the Closing Date or the Option Closing Date (as defined below), if any, adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules.
(lll) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the ADSs pursuant to the Registration Statement.
(mmm) Under the laws of the Cayman Islands, the Depositary, as the registered holder of the ADSs, may be entitled to seek enforcement of its rights as a shareholder in a direct suit, action or proceeding against the Company.
(nnn) No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding tax or duty is payable in the PRC, Hong Kong and the Cayman Islands by or on behalf of the Underwriters to any PRC, Hong Kong or Cayman Islands taxing authority in connection with (i) the issuance, sale and delivery of the Offered Shares represented by the ADSs by the Company, the sale and delivery of the Offered Shares represented by the ADSs by the Selling Shareholders, the issuance of the ADSs by the Depositary, and the delivery of the ADSs to or for the account of the Underwriters; (ii) the purchase from the Company and the Selling Shareholders, and the initial sale and delivery by the Underwriters of the ADSs to purchasers thereof; (iii) the holding or transfer of the ADSs outside the Cayman Islands; (iv) the deposit of the Offered Shares represented by the ADSs with the Depositary and the Custodian (as defined in the Deposit Agreement) and the issuance and delivery of the ADRs evidencing the ADSs; or (v) the execution and delivery of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder save if any such documents are executed in or otherwise brought into the Cayman Islands.
(ooo) The Company does not have any right of immunity under Cayman Islands, PRC, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 16 of this Agreement.
(ppp) The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. The Company has the power to submit, and pursuant to Section 16 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of the Specified Courts (as defined in Section 16), and the Company has the power to designate, appoint and authorize, and pursuant to Section 16 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement or the ADSs in any of the Specified Courts, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 16 of this Agreement.
(qqq) Any final judgment for a fixed sum of money rendered by any of the Specified Courts (as defined in Section 16) under New York law in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement would be recognized and enforced against the Company by Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment: (a) is given by a foreign court of competent jurisdiction; (b) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (c) is final; (d) is not in respect of taxes, a fine or a penalty; and (e) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands subject to the qualifications set forth in section 4 of the opinion of Cayman Islands counsel delivered as contemplated by this Agreement, the form of which is substantially set forth in Annex I-E hereto. Under the laws of the PRC, the choice of law provisions set forth in Section 16 hereof will be recognized by the courts of the PRC and any judgment obtained in any New York Court arising out of or in relation to the obligations of the Company and its subsidiaries under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments.
(rrr) Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.
          (II) Representations and Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder severally and not jointly represents and warrants to the Underwriters, as of the date hereof and as of each Closing Date and Option Closing Date, and agrees with the Underwriters, that:
(a) Such Selling Shareholder has, and immediately prior to each Closing Date and Option Closing Date (as defined in Section 3 hereof), the Selling Shareholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of the Ordinary Shares represented by the ADSs to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, security interests, encumbrances, equities or claims of any kind, other than pursuant to this Agreement, the Power of Attorney and the Custody Agreement; the deposit of the Offered Shares represented by the ADSs by such Selling Shareholder with the Depositary against the issuance of ADRs evidencing the ADSs to be delivered by such Selling Shareholder, and payment therefor pursuant to this Agreement will pass valid title to such ADSs, free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code, to each Underwriter who has purchased such ADSs without notice of an adverse claim.
(b) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.
(c) Such Selling Shareholder has duly and irrevocably authorized, executed and delivered a power of attorney, in substantially the form heretofore delivered by the Representative (the “Power of Attorney”), appointing, [Names of attorneys-in-fact] and each of them, as attorney-in-fact (the “Attorneys-in-fact”) with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to authorize the delivery of the Offered Shares represented by the ADSs to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement; and the Power of Attorney is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms.
(d) Such Selling Shareholder has duly and irrevocably authorized, executed and delivered a custody agreement, in substantially the form heretofore delivered by the Representative (the “Custody Agreement”), with [Name of custodian] as custodian for such Selling Shareholder (in such capacity, the “Custodian”), pursuant to which such Selling Shareholder has placed in custody with the Custodian for delivery under this Agreement certificates for all of the Offered Shares represented by the ADSs to be sold by such Selling Shareholder hereunder, in negotiable and suitable form for transfer or delivery or accompanied by duly executed instruments of transfer or assignment in blank; and the Custody Agreement is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms. The Custodian is authorized to deliver the Offered Shares represented by the ADSs to be sold by such Selling Shareholder hereunder and to accept payment therefor.
(e) Such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Shareholder, the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby and the compliance by such

Selling Shareholder with its obligations hereunder and thereunder have been duly authorized and do not and will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon the Offered Shares represented by the ADSs to be sold by such Selling Shareholder hereunder or any other property or assets of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter, by-laws, business license, memorandum and articles of association (or analogous governing instruments, as applicable) of the Selling Shareholder in the case the Selling Shareholder is a corporation or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Selling Shareholder or any property or assets of the Selling Shareholder; and, except for the registration of the ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the ADSs by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental or non-governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Shareholder, and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby.
(f) The Offered Shares in the form of ADSs represented by the certificates held in custody under the Custody Agreement for such Selling Shareholder are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody and the appointments of each Attorney-in-fact and the Custodian are irrevocable; the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law (whether by death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust Selling Shareholder, by the death or incapacity of any executor or trustee thereof or the termination of such trust or estate, or in the case of a partnership or corporation Selling Shareholder, by the dissolution or liquidation of such partnership or corporation, or by the occurrence of any other event); and if any individual Selling Shareholder or trustee or executor of any estate or trust Selling Shareholder should die or become incapacitated, if any estate or trust Selling Shareholder should be terminated, if any partnership or corporation Selling Shareholder should be dissolved or liquidated or if any other event should occur before the delivery of the Offered Shares represented by the ADSs to the Underwriters hereunder, certificates for the ADSs to be sold by such Selling Shareholder shall be delivered on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and all action taken by the Attorneys-in-fact or any of them under the Power of Attorney or by the Custodian under the Custody Agreement shall be as valid, in each such case as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, whether or not the Custodian, the Attorneys-in-fact or any of them shall have notice of such death, incapacity, termination, dissolution, liquidation or other event.
(g) At the respective times the Registration Statements and any amendments thereto became or become effective and at each Closing Date and Option Closing Date, each Registration Statement and any amendments thereto did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the General Disclosure Package, the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Applicable Time and at each Closing Date and Option Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (f) apply only to the extent that any information contained in or omitted from the Registration Statements, the General Disclosure Package or the Prospectus was made in reliance upon and in conformity with information furnished to the Company by such Selling Shareholder.
(h) Such Selling Shareholder is not prompted to sell its Offered Shares represented by the ADSs pursuant to this Agreement by any material information concerning the Company or its subsidiaries that has not been publicly disclosed.

(i) Such Selling Shareholder has not taken, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company.
(j) Neither the Selling Shareholder nor any of its subsidiaries or affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.
(k) None of the Selling Shareholders is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against such Selling Shareholder for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the ADSs or any transaction contemplated by this Agreement, the General Disclosure Package or the Prospectus.
(l) The Offered Shares represented by the ADSs to be sold by such Selling Shareholder may be freely deposited by such Selling Shareholder with the Depositary or with the Custodian as agent for the Depositary in accordance with the Deposit Agreement against the issuance of ADRs evidencing ADSs representing such Offered Shares so deposited by such Selling Shareholder. Such Offered Shares represented by the ADSs deposited by such Selling Shareholder are freely transferable by such Selling Shareholder to or for the account of the several Underwriters and there are no restrictions on subsequent transfers of such Offered Shares represented by the ADSs.
(m) No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding tax or duty is payable in the PRC, Hong Kong and the Cayman Islands by or on behalf of the Underwriters to any PRC, Hong Kong or Cayman Islands taxing authority in connection with (i) the sale and delivery of the ADSs by the Selling Shareholders, the issuance of the ADSs by the Depositary, and the delivery of the ADSs to or for the account of the Underwriters; (ii) the purchase from the Selling Shareholders, and the initial sale and delivery by the Underwriters of the ADSs to purchasers thereof; (iii) the holding or transfer of the ADSs outside the Cayman Islands; (iv) the deposit by such Selling Shareholder of the Offered Shares represented by the ADSs with the Depositary and the Custodian (as defined in the Deposit Agreement) and the issuance and delivery of the ADRs evidencing the ADSs; or (v) the execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement save if any such documents are executed or otherwise brought into the Cayman Islands.
(n) All amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands, Hong Kong or the PRC or any authority thereof or therein (as relevant to such Selling Shareholder), nor are any taxes imposed in any of such jurisdictions on, or by virtue of the execution of this Agreement or the sale and delivery of the ADSs.
(o) The Selling Shareholders have not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Offered Shares represented by the ADSs other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(I)(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.
(p) The representations and warranties of such Selling Shareholder in its Custody Agreement and Power of Attorney are, and on each Closing Date and the Option Closing Date will be, true and correct.
(q) The operations of the such Selling Shareholder are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Selling Shareholder or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to such Selling Shareholder’s Knowledge, threatened.
(r) Neither such Selling Shareholder nor any of its subsidiaries nor, to such Selling Shareholder’s Knowledge, any director, officer, agent, employee or affiliate of such Selling Shareholder or any of its subsidiaries is currently subject to any U.S. sanctions administered by the OFAC; and such Selling Shareholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(s) None of the Selling Shareholders, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the FCPA or (iv) made any other unlawful payment
(t) Such Selling Shareholder does not have any right of immunity under Cayman Islands, PRC, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that such Selling Shareholder may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, such Selling Shareholder waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 16 of this Agreement.
(u) The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. Such Selling Shareholder has the power to submit, and pursuant to Section 16 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of the Specified Courts (as defined in Section 16), and such Selling Shareholder has the power to designate, appoint and authorize, and pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement or the Offered ADSs in any of the Specified Courts, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 16 of this Agreement.
(v) Any final judgment for a fixed sum of money rendered by any of the Specified Courts (as defined in Section 16) under New York law in respect of any suit, action or proceeding against such Selling Shareholder based upon this Agreement or the Deposit Agreement would be recognized and enforced against such Selling Shareholder by Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment: (a) is given by a foreign court of competent jurisdiction; (b) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (c) is final; (d) is not in respect of taxes, a fine or a penalty; and (e) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands subject to the qualifications set forth in section 4 of the opinion of Cayman Islands counsel delivered as contemplated by this Agreement, the form of which is substantially set forth in Annex I-E hereto. Under the laws of the PRC, the choice of law provisions set forth in Section 16 hereof will be recognized by the courts of the PRC and any judgment obtained in any New York Court arising out of or in relation to the obligations of the Selling Shareholders under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments.
(w) Any certificate signed by or on behalf of a Selling Shareholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.
3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agrees severally and not jointly to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company the respective numbers of shares of Firm ADSs set forth opposite the names of the Underwriters in Schedule A hereto.

          The purchase price per share to be paid by the Underwriters to the Company for the ADSs will be $[_____] per share (the “Purchase Price”).
          The Company will deliver the Firm ADSs to the Representative for the respective accounts of the several Underwriters, through the facilities of DTC or, at the election of the Representative, in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Closing Date against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to Cowen payable to the order of the Company for the Firm ADSs sold by them all at the offices of [____________________]. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The time and date of the delivery and closing shall be at 10:00 A.M., New York time, on [______], 2010, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the “Closing Date”. The Closing Date and the location of delivery of, and the form of payment for, the Firm ADSs may be varied by agreement between the Company and the Representative.
          For the purpose of covering any overallotments in connection with the distribution and sale of the Firm ADSs as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Optional ADSs. The price per share to be paid for the Optional ADSs shall be the Purchase Price. The Company and the Selling Shareholders agree to sell to the Underwriters the number of shares of Optional ADSs specified in the written notice delivered by the Representative to the Company described below and the Underwriters agree, severally and not jointly, to purchase such shares of Optional ADSs. The option granted hereby may be exercised as to all or any part of the Optional ADSs at any time, and from time to time, not more than thirty (30) days subsequent to the date of this Agreement. No Optional ADSs shall be sold and delivered unless the Firm ADSs previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional ADSs or any portion thereof may be surrendered and terminated at any time upon notice by Representative to the Company and the Selling Shareholders.
          The option granted hereby may be exercised by written notice being given to the Company and the Custodian on behalf of the Selling Shareholders by the Representative setting forth the number of shares of the Optional ADSs to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional ADSs. Each date and time for delivery of and payment for the Optional ADSs (which may be the Closing Date, but not earlier) is herein called the “Option Closing Date” and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. The Option Closing Date and the Closing Date are herein called the “Closing Dates.”
          The Company and the Custodian, on behalf of the Selling Shareholders, will deliver the Optional ADSs to the Representative for the respective accounts of the several Underwriters through the facilities of DTC or, at the election of the Representative, in the form of definitive certificates in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company and the Custodian given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Option Closing Date against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to Cowen payable to the order of the Company and, [Name of Custodian] as Custodian for the Selling Shareholders for the Optional ADSs sold by them, all at the offices of [__________]. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. In the event the Representative elects to have the Underwriters take delivery of definitive certificates instead of delivery through the facilities of DTC, the Company and the Selling Shareholders shall make the certificates for the Optional ADSs available to the Representative for examination on behalf of the Underwriters in New York, New York not later than 10:00 A.M., New York Time, at least one (1) full business day prior to the Option Closing Date. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional ADSs may be varied by agreement among the Company, the Selling Shareholders and the Representative.
          The several Underwriters propose to offer the ADSs for sale upon the terms and conditions set forth in the Prospectus.
4. Further Agreements Of The Company
          (I) Further Agreements Of The Company. The Company agrees with the several Underwriters:

(a) Prior to the Closing Date or the Option Closing Date, as the case may be, the Company will deposit such Offered Shares represented by the ADSs with the Depositary in accordance with the provisions of the Deposit Agreement and will otherwise comply with the Deposit Agreement and instruct the Depositary so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and such ADSs will be delivered to the Underwriters at the Closing Date or the Option Closing Date, as the case may be.
(b) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative and file such Rule 462(b) Registration Statement with the Commission by 10:00 P.M., New York time, on the date hereof, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Rules and Regulations; to prepare the Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Representative immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement, the General Disclosure Package or the Prospectus and to make no amendment or supplement to the Registration Statements, the General Disclosure Package or the Prospectus to which the Representative shall reasonably object by notice to the Company after a reasonable period to review; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rules 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.
(c) The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not, make any offer relating to the ADSs that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations unless the prior written consent of the Representative has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule [___] hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the condition in Rule 433 of the Rules and Regulations to avoid a requirement to file with the Commission any electronic road show.
(d) If at any time prior to the expiration of nine (9) months after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, when a prospectus relating to the ADSs is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act, that the Company will promptly notify the Representative thereof and upon their request will prepare an appropriate amendment or supplement in form and substance satisfactory to the Representative which will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to any Registration Statement declared effective as soon as possible. The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of such amendment or supplement. In case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) relating to the ADSs nine (9) months or more after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, the Company upon the request of the Representative will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to such Underwriter as many copies as such Underwriter may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.
(e) If the General Disclosure Package is being used to solicit offers to buy the ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.
(f) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 17).
(g) To furnish promptly to the Representative such number of the following documents as the Representative shall reasonably request: (i) the Prospectus (the delivery of the documents to be made not later than the business day following the execution and delivery of this Agreement), (ii) conformed copies of any amendment to the Registration Statement (excluding exhibits) and (iii) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (ii) and (iii) of this paragraph to be made not later than the business day following the date of such amendment or supplement).
(h) To make generally available to its shareholders as soon as practicable, but in any event not later than sixteen (16) months after the effective date of each Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); and to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants).

(i) To take promptly from time to time such actions as the Representative may reasonably request to qualify the ADSs for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Representative may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of ADSs in such jurisdictions; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.
(j) Upon request, during the period of two (2) years from the date hereof, to deliver to each of the Underwriters, (i) as soon as they are available, copies of all reports or other communications furnished to shareholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange on which the ADSs is listed. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.
(k) That the Company will not, for a period of one hundred eighty (180) days from the date of this Agreement, (the “Lock-Up Period”) without the prior written consent of Cowen, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any Offered Shares represented by the ADSs or any securities convertible into or exercisable or exchangeable for ADSs, other than the Company’s sale of the ADSs hereunder and the issuance of restricted ordinary shares or options to acquire ordinary shares pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus and the issuance of ordinary shares pursuant to the valid exercises of options, warrants or rights outstanding on the date hereof. The Company will cause each officer, director, shareholder, optionholder and warrantholder listed in Schedule C to furnish to the Representative, prior to the Closing Date, a letter, substantially in the form of Exhibit I hereto, pursuant to which each such person shall agree, among other things, not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any Offered Shares represented by the ADSs or any securities convertible into or exercisable or exchangeable for ADSs, not to engage in any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of ADSs or any such securities and not to engage in any short selling of any ADSs or any such securities, during the Lock-Up Period, without the prior written consent of Cowen. The Company also agrees that during such period, other than for the sale of the ADSs hereunder, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, ADSs or any securities convertible into or exercisable or exchangeable for ADSs, except for a registration statement on Form S-8 relating to employee benefit plans. The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (k) or the letter shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representative and any co-managers and each stockholder subject to the Lock-Up Period with prior notice (in accordance with Section 14 herein) of any such announcement that gives rise to an extension of the Lock-Up Period.
(l) The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required to be delivered under the Securities Act in connection with the offer or sale of the ADSs, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the Rules and Regulations within the time periods required thereby.
(m) To supply the Representative with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the ADSs under the Securities Act or any of the Registration Statements, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(n) Prior to each Closing Date and Option Closing Date, to furnish to the Representative, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statements and the Prospectus.
(o) Prior to the latest of each Closing Date and the Option Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which cannot be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.
(p) Until Cowen shall have notified the Company of the completion of the resale of the ADSs, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any ADSs, or attempt to induce any person to purchase any ADSs; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the ADSs.
(q) Not to take any action prior to latest of the Closing Dates which would require the Prospectus to be amended or supplemented pursuant to Section 4(I)(d).
(r) To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.
(s) To maintain, at its expense, a registrar, transfer agent or depository for the ADSs.
(t) To apply the net proceeds from the sale of the ADSs as set forth in the General Disclosure Package and the Prospectus under the heading “Use of Proceeds,” and except as disclosed in the General Disclosure Package and the Prospectus, the Company does not intend to use any of the proceeds from the sale of the ADSs hereunder to repay any outstanding debt owed to any affiliate of any Underwriter. The application of the net proceeds to be received by the Company from the issue and sales of the ADSs as contemplated by each Registration Statement, the General Disclosure Package and the Prospectus will not contravene any provision of applicable PRC laws, rules or regulations, or the articles of association, other constituent documents or the business license of any of its subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon any of the subsidiaries, or any judgment, order or decree of any governmental agency in the PRC, except for such contravention or default that would not have a Material Adverse Effect.
(u) To use its best efforts to list, subject to notice of issuance, and to maintain the listing of the ADSs on the Exchange.
(v) To use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to each Closing Date and Option Closing Date and to satisfy all conditions precedent to the delivery of the ADSs.
(w) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the “License”); provided, however that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.
(x) The Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(y) The Company will not take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company.
(z) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the ADSs. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.
(aa) The Company agrees that (i) it will not attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the ADSs, it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the ordinary shares, if any; and (iii) it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends, if any, and for all other relevant purposes.
     (II) Further Agreements of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, agrees with the several Underwriters that:
(a) Such Shareholder will not directly or indirectly, during the Lock-Up Period, without the prior written consent of Cowen: (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any Offered Shares represented by the ADSs or any securities convertible into or exercisable or exchangeable for ADSs (including, without limitation, Offered Shares represented by the ADSs or any such securities which may be deemed to be beneficially owned by such Shareholder in accordance with the Rules and Regulations); (ii) enter into any swap, hedge or other agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of ADSs or securities convertible into or exercisable or exchangeable for ADSs (whether such swap or transaction is to be settled by delivery of securities described in (i) of this paragraph (a), cash or otherwise); (iii) engage in any short selling of any ADSs or securities convertible into or exercisable or exchangeable for ADSs; (iv) file or participate in the filing with the Commission of any registration statement, or circulate or participate in the circulation of any preliminary prospectus or prospectus or other disclosure document with respect to any proposed offering of any ADSs or any securities convertible into or exercisable or exchangeable for ADSs; or (v) exercise any right such Shareholder may have to require the registration with the Commission of any proposed offering or sale of any Offered Shares represented by the ADSs or securities convertible into or exercisable or exchangeable for ADSs, other than the sale of ADSs hereunder. In order to enable this covenant to be enforced, such Shareholder hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any Ordinary Shares or securities convertible into or exercisable or exchangeable for ADSs. Such shareholder agrees that (i) if the Company issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (a) shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. Such Selling Shareholder hereby acknowledges that the Company has agreed herein to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence to such Selling Shareholder (in accordance with Section 14 herein) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the Selling Shareholder. Such Selling Shareholder hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this provision during period from the date hereof to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this section) has expired.

(b) Such Selling Shareholder will not take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company.
(c) Such Selling Shareholder will deliver to Cowen on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person) or such other applicable form or statement specified by Treasury Department regulations in lieu thereof.
(d) Such Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) and agrees that it will not distribute any written materials in connection with the offer or sale of the ADSs.
(e) During the period when delivery of a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) of the Rules and Regulations) is required under the Securities Act, such Selling Shareholder will advise the Representative promptly, and will confirm such advice in writing to the Representative, of any change in the information relating to such Selling Shareholder in the Prospectus or any document comprising the General Disclosure Package.
(f) Such Selling Shareholder will use his, her or its best efforts to do and perform all things required to be done or performed under this Agreement by such Selling Shareholder prior to each Closing Date and Option Closing Date and to satisfy all conditions precedent to the delivery of the ADSs.
(g) Such Selling Shareholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(h) Such Selling Shareholder will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Shares and the ADSs by such Selling Shareholder. All payments to be made by such Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless such Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, such Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.
(i) Such Selling Stockholder agrees that it will not attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands.
5. Payment of Expenses. The Company agrees to pay, or reimburse if paid by any Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the ADSs and any taxes payable in that connection; (b) the costs incident to the registration of the ADSs under the Securities Act and the Exchange Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statements, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto and the costs of printing, reproducing and distributing the Power of Attorney, the Custody Agreement, the “Agreement Among Underwriters” between the Representative and the Underwriters, the Master Selected Dealers’ Agreement, the Underwriters’ Questionnaire, this Agreement and any closing documents by mail, telex or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with securing any required review by FINRA of the terms of the sale of the ADSs and any filings made with FINRA; (e) any applicable listing or other fees; (f) the fees and expenses (including related fees and expenses of counsel to the Underwriters) of qualifying the ADSs under the securities laws of the several jurisdictions as provided in Section 4(I)(i)) and of preparing, printing and distributing wrappers, Blue Sky Memoranda and Legal Investment Surveys; (g) the cost of preparing and printing stock certificates; (h) all fees and expenses of the registrar and transfer agent of the ADSs; (i) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with the legal or contractual liability) associated with the reforming of any contracts for sale of the ADSs made by the Underwriters caused by a breach of the representation contained in Section 2(I)(c); (j) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the officers of the Company and such consultants, including the cost of any aircraft chartered in connection with the road show, and (k) all other costs and expenses incident to the offering of the ADSs or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants); provided that, except to the extent otherwise provided in this Section 5 and in Sections 9 and 10, the Underwriters shall pay their own costs and expenses, any transfer taxes on the resale of any ADSs by them and the expenses of advertising any offering of the ADSs made by the Underwriters.
          Each Selling Shareholder will pay all fees and expenses incident to the performance of such Selling Shareholder’s obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for such Selling Shareholder, such Selling Shareholder’s pro rata share of fees and expenses of the Attorneys-in-fact and the Custodian and all expenses and taxes incident to the sale and delivery of the ADSs to be sold by such Selling Shareholder to the Underwriters hereunder. The underwriting discount associated with the sale of the ADSs to be sold by such Selling Shareholder hereunder shall be deducted from the Selling Shareholders’ proceeds from the sale of such ADSs.
6. Conditions of Underwriters’ Obligations. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and as of the Applicable Time and on each Closing Date the Option Closing Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to each of the following additional terms and conditions:
(a) The Registration Statements have become effective under the Securities Act, and no stop order suspending the effectiveness of any Registration Statement or any part thereof, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representative; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(I)(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission.
(b) None of the Underwriters shall have discovered and disclosed to the Company on or prior to each Closing Date and Option Closing Date that any Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.
(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Custody Agreements, the Powers of Attorney, the ADSs, the Registration Statements, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
(d) The Company and the Depositary shall have executed and delivered the Deposit Agreement and the Deposit Agreement shall be in full force and effect and the Company and the Depositary shall have taken all action necessary to permit the deposit of the ADSs in accordance with the Deposit Agreement..

(e) The Depositary shall have furnished or caused to be furnished to the Representative at the Closing Date and the Option Closing Date, if any, certificates satisfactory to the Representative evidencing the deposit with the Depositary or its nominee of the ADSs being so deposited against issuance of ADRs evidencing the ADSs to be delivered to the Underwriters at the Closing Date and the Option Closing Date, if any, and the execution, countersignature (if applicable), issuance and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representative may reasonably request.
(f) The Company shall have issued a side letter to the Depositary, in a form reasonably agreeable to the Representative, whereby the Company instructs the Depositary, and the Depositary agrees, not to accept any deposit or issue of ADSs during the Lock-Up Period and the Company has separately issued an undertaking letter addressed to the Representative whereby it agrees not to give instruction to the Depositary that will allow the deposit or issuance of ADSs during the Lock-Up Period without the consent of the Representative.
(g) Jones Day shall have furnished to the Representative such counsel’s written opinion, as the U.S. counsel to the Underwriters, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative.
(h) Shearman & Sterling LLP shall have furnished to the Representative such counsel’s written opinion, as the U.S. counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative and to the effect as set forth in Annex I-A hereto.
(i) Jingtian & Gongcheng shall have furnished to the Representative such counsel’s written opinion, as the PRC counsel to the Underwriters, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative and to the effect as set forth in Annex I-B hereto.
(j) Mingtai Law Firm shall have furnished to the Representative such counsel’s written opinion, as the PRC counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative and to the effect as set forth in Annex I-C hereto.
(k) Jones Day shall have furnished to the Representative such counsel’s written opinion, as the special Hong Kong counsel, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative and to the effect as set forth in Annex I-D hereto.
(l) Maples and Calder shall have furnished to the Representative such counsel’s written opinion, as Cayman counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative and to the effect as set forth in Annex I-E hereto.
(m) White and Case shall have furnished to the Representative such counsel’s written opinion, as counsel to the Depositary, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative and to the effect as set forth in Annex I-F hereto.
(n) At the time of the execution of this Agreement, the Representative shall have received from GHP Horwath a letter, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Representative (i) confirming that they are an independent registered accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus.
(o) On the effective date of any post-effective amendment to any Registration Statement and on each Closing Date and the Option Closing Date, the Representative shall have received a letter (the “bring-down letter”) from GHP Horwath addressed to the Underwriters and dated each the Closing Date and the Option Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Representative concurrently with the execution of this Agreement.

(p) The Company shall have furnished to the Representative a certificate, dated each the Closing Date and the Option Closing Date, of its Chairman of the Board or President and its Chief Financial Officer stating that (i) the representations and warranties of the Company contained in this Agreement and any certificates delivered pursuant to this Agreement shall be true and correct as of each of the Closing Date and the Option Closing Date, and the Company shall have complied with all of the agreements, performed all of its obligations and satisfied all of the conditions hereunder on its part that are required to be complied with, performed or satisfied on or before the Closing Date and the Option Closing Date, (ii) since the effective date of the Initial Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements, the General Disclosure Package or the Prospectus, and (iii) there has not been, subsequent to the date of the most recent audited financial statements included in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company and its subsidiaries, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.
(q) At the time of the execution of this Agreement, the Representative shall have received copies of the Power of Attorney and Custody Agreement executed by each Selling Shareholder, Attorney-in-fact and Custodian.
(r) Each Selling Shareholder (or the Custodian or one or more Attorneys-in-fact on behalf of such Selling Shareholder) shall have furnished to the Representative on the Option Closing Date a certificate, dated the such date, signed by, or on behalf of, such Selling Shareholder stating that the representations, warranties and agreements of such Selling Shareholder contained herein are true and correct as of such Option Closing Date and that such Selling Shareholder has complied with all agreements contained herein to be performed by such Selling Shareholder at or prior to such Option Closing Date.
(s) Since the date of the latest audited financial statements included in the General Disclosure Package, (i) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any material change in the share capital or long-term debt of the Company or any of its subsidiaries, or any material change, or any development involving a prospective material change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in this paragraph, is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the ADSs on the terms and in the manner contemplated in the General Disclosure Package.
(t) There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any governmental or regulatory authority, in each case with due authority, against or involving any party hereto, in the PRC or elsewhere, that seeks to declare non-compliance, unlawful or illegal, under PRC laws, rules and regulations, including, without limitation, the M&A Rules, the issuance and sales of the ADSs, the listing and trading of the ADSs on the New York Stock Exchange or the transactions contemplated by this Agreement and the Deposit Agreement; there shall not be any adverse legislative or regulatory developments related to the M&A Rules and related clarifications which in the reasonable judgment of the Representative would make it inadvisable to proceed with the public offering or the delivery of the ADSs being delivered on such Closing Date on the terms and in the manner contemplated in this Agreement; and no injunction, restraining order or order of any other nature by any federal, state, national, provincial, local, municipal or foreign court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the ADSs.
(u) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), the Company’s corporate credit rating or the rating of any of the Company’s debt securities.
(v) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Nasdaq Global Market or the American Stock Exchange, or trading in any securities of the Company on the New York Stock Exchange, shall have been suspended or materially limited, (ii) a banking moratorium shall have been declared by any federal, state, national, provincial, local, municipal or foreign authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the sale or delivery of the ADSs on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.
(w) The Exchange shall have approved the ADSs for listing therein, subject only to official notice of issuance and evidence of satisfactory distribution.
(x) On or prior to the Closing Date, the ADSs shall be eligible for clearance and settlement through the facilities of DTC.
(y) Cowen shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers, directors, shareholders, optionholders and warrantholders of the Company listed in Schedule C to this Agreement.
(z) No Issuer Free Writing Prospectus, amendment or supplement to the Registration Statements, the ADS Registration Statement, the General Disclosure Package or Prospectus shall have been filed to which the Representative shall have objected in writing.
(aa) The FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
(bb) On or prior to each Closing Date and the Option Closing Date, the Company and the Selling Shareholders shall have furnished to the Representative such further certificates and documents as Cowen may reasonably request.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
7. indemnification and Contribution.
(a) The Company shall indemnify and hold harmless:
each Underwriter, its directors, officers, managers, members, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter Indemnified

Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company and its subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 7).
Each indemnity agreement in this Section 7(a) is not exclusive and is in addition to each other indemnity agreement in this Section 7(a) and each other liability which the Company and its subsidiaries might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to any Underwriter Indemnified Party.
(b) The Selling Shareholders, severally and not jointly, shall indemnify and hold harmless each Underwriter Indemnified Party, against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which that Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading but in the case of both (i) and (ii), only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information directly relating to such Selling Shareholder, which information only consists of (i) the name and address of such Selling Shareholder, (ii) the numbers of Offered Shares beneficially owned and Offered Shares underlying the ADSs proposed to be sold by such Selling Shareholder and (iii) other information relating directly to such Selling Shareholder included under the caption “Principal and Selling shareholders” included in the Registration Statement, the General Disclosure Package and the Prospectus, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, the liability of the Selling Shareholders under this Section 7(b) shall be limited to the amount of losses, claims, damages, expenses, liabilities, actions, investigations or proceedings which are not covered and paid by the insurance referred to in Section 6 whether by reason of being within the deductible amount or for any other reason. This indemnity agreement is not exclusive and will be in addition to any liability which the Selling Shareholders might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to each Underwriter Indemnified Party.
(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations,]any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriters’ Information as defined in Section17, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to the Company Indemnified Parties.
(d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7.
If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party).
After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a), the Selling Shareholder in the case of a claim for indemnification under Section 7(b) or Cowen in the case of a claim for indemnification under Section 7(c), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by Cowen if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties.

Subject to this Section 7, the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 7(a) or 7(b) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
(e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or, 7(b) or 7(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs, or (ii) if the allocation provided by clause (i) of this Section 7(e) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(e) but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of the Underwriters for use in the Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information as defined in Section 17.
(f) The Company, its subsidiaries, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to Section 7(e) above were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to Section 7(e) above. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to in Section 7(e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 7 are several in proportion to their respective underwriting obligations and not joint.
8. Termination. The obligations of the Underwriters hereunder may be terminated by Cowen, in its absolute discretion by notice given to the Company and the Attorney-in fact (for all Selling Shareholders) prior to delivery of and payment for the Firm ADSs if, prior to that time, any of the events described in Sections 6(s), 6(u) or 6(v) have occurred or if the Underwriters shall decline to purchase the Firm ADSs for any reason permitted under this Agreement.
9. Reimbursement of Underwriters’ Expenses. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8 or 10, (b) the Company or any Selling Shareholder shall fail to tender the ADSs for delivery to the Underwriters for any reason not permitted under this Agreement, (c) the Underwriters shall decline to purchase the ADSs for any reason permitted under this Agreement or (d) the sale of the ADSs is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 5, the Company and each Selling Shareholder shall, pro rata based on the number of shares of ADSs it agreed to sell hereunder, reimburse the Underwriters for the fees and expenses of Underwriters’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the ADSs, including, without limitation, travel and lodging expenses of the Underwriters, and upon demand the Company and the Selling Shareholders shall pay the full amount thereof to Cowen; provided that if this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of expenses to the extent incurred by such defaulting Underwriter provided further that the foregoing shall not limit any reimbursement obligation of the Company to any non-defaulting Underwriter under this Section 9.
10. Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase ADSs hereunder on the Closing Date or the Option Closing Date and the aggregate number of ADSs which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of ADSs to be purchased by all Underwriters on such Closing Date or the Option Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the ADSs which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date. If any Underwriter or Underwriters shall so default and the aggregate number of ADSs with respect to which such default or defaults occur is more than ten percent (10%) of the total number of ADSs to be purchased by all Underwriters on such Closing Date and Option Closing Date and arrangements satisfactory to the Representative and the Company for the purchase of such ADSs by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.
          If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the ADSs of a defaulting Underwriter or Underwriters on such Closing Date or Option Closing Date as provided in this Section 10, (i) the Company and the Selling Shareholders shall have the right to postpone such Closing Date or Option Closing Date for a period of not more than five (5) full business days in order that the Company and the Selling Shareholders may effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statements or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of ADSs to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Shareholders or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter, the Selling Shareholders, the Company or its subsidiaries, except that the representations, warranties, covenants, indemnities, agreements and other statements set forth in Section 2, the obligations with respect to expenses to be paid or reimbursed pursuant to Sections 5 and 9 and the provisions of Section 7 and Sections 11 through 21, inclusive, shall not terminate and shall remain in full force and effect.
11. Absence of Fiduciary Relationship. The Company and the Selling Shareholders acknowledges and agrees that:
(a) each Underwriter’s responsibility to the Company and the Selling Shareholders is solely contractual in nature, the Representative has been retained solely to act as underwriters in connection with the sale of the ADSs and no fiduciary, advisory or agency relationship between the Company and the Selling Shareholders and the Representative has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives has advised or is advising the Company or the Selling Shareholders on other matters;
(b) the price of the ADSs set forth in this Agreement was established by the Company and the Selling Shareholders following discussions and arms-length negotiations with the Representative, and the Company and the Selling Shareholders is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;
(c) it they have been advised that the Representative and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Shareholders and that the Representative has no obligation to disclose such interests and transactions to the Company or the Selling Shareholders by virtue of any fiduciary, advisory or agency relationship; and
(d) it they waives, to the fullest extent permitted by law, any claims it they may have against the Representative for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representative shall have no liability (whether direct or indirect) to the Company or the Selling Shareholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Selling Shareholders, including stockholders, employees or creditors of the Company or the Selling Shareholders.
12. Successors; Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, and the Selling Shareholders and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Shareholders contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall be for the benefit of the Company Indemnified Parties. It is understood that each Underwriter’s responsibility to the Company and the Selling Shareholders is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.
13. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholders, the Company or any person controlling any of them and shall survive delivery of and payment for the ADSs. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 8 or Section 10, the indemnities, covenants, agreements, representations, warranties and other statements forth in Sections 2, 5, 7 and 9 and Sections 11 through 021, inclusive, of this Agreement shall not terminate and shall remain in full force and effect at all times.

14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:
(a) if to the Underwriters, shall be delivered or sent by mail, telex, facsimile transmission or email to Cowen and Company, LLC, Attention: Head of Equity Capital Markets, Fax: 646-562-1249 with a copy to the General Counsel, Fax: 646-562-1861;
(b) if to the Company shall be delivered or sent by mail, telex, facsimile transmission or email to [______] Attention: [_________], Fax: [_______], email [_________]; and
(c) if to any Selling Shareholders, shall be delivered or sent by mail, telex, facsimile transmission or email to the Attorneys-in-fact at the address set forth on Schedule B hereto;
provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail, or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.
15. Definition of Certain Terms. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.
16. Governing Law , Agent For Service and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations. The Company and each its subsidiary, and each Selling Shareholder irrevocably appoints Corporation Service Company, with offices at 1180 Avenue of the Americas, Suite 210 New York, NY 10036, USA (and its successors) as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or such Selling Shareholder by the person serving the same to the address provided in Section 0, shall be deemed in every respect effective service of process upon the Company or such Selling Shareholder, as applicable, in any such suit or proceeding. The Company and each Selling Shareholder irrevocably (a) submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York (collectively, the “Specified Courts”) for the purpose of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement, the Registration Statements and any Preliminary Prospectus or the Prospectus, (b) agrees that all claims in respect of any such suit, action or proceeding may be heard and determined by any such court, (c) waives to the fullest extent permitted by applicable law, any immunity from the jurisdiction of any such court or from any legal process, (d) agrees not to commence any such suit, action or proceeding other than in such courts, and (e) waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding is brought in an inconvenient forum. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars, the Company and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the Judgment Currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.
17. Underwriters’ Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters’ Information consists solely of the following information in the Prospectus: (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriters; and (ii) the statements concerning the Underwriters contained in the discounts and commissions appearing in the sixth and the seventh paragraphs, sales to discretionary accounts appearing in the ninth paragraph and information contained in the thirteenth and fourteenth paragraphs discussing possible stabilization measures under the heading “Underwriting.”
18. Authority of the Representative. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representative, will be binding on all the Underwriters; and any action taken under this Agreement by any of the Attorneys-in-fact will be binding on all the Selling Shareholders.

19. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
20. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, one or more Attorneys-in-fact on behalf of the Selling Shareholders and the Representative.
21. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Any person executing and delivering this Agreement as Attorney-in-fact for the Selling Shareholders represents by so doing that he/she has been duly appointed as Attorney-in-fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action.

          If the foregoing is in accordance with your understanding of the agreement between the Company,the Selling Shareholders and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

CHINA XINIYA FASHION LIMITED

By:

Name:
Title:

SELLING SHAREHOLDERS LISTED
IN SCHEDULE B

By:	Attorney-in-fact

By:

Attorney-in-fact
Acting on behalf of the Selling Shareholders listed in
Schedule B.
Accepted as of
the date first above written:
Cowen and Company, LLC

Acting on its own behalf
and as Representative of several
Underwriters referred to in the
foregoing Agreement.

By:	Cowen and Company, LLC

By:

Name:
Title:

SCHEDULE A

	Number of Shares of Firm	Number of Shares of Optional
Name	ADSs to be Purchased	ADSs to be Purchased
Cowen and Company, LLC
Samsung Securities (Asia) Limited
Lazard Capital Markets, LLC
Janney Montgomery Scott LLC

Total

SCHEDULE B

Number of Shares of
	Number of Shares of Firm	Optional ADSs to be
Selling Shareholders	ADSs to be Sold	Sold
Li Tung Kwo Room 7, 36/F, Tower One Lippo Centre 89 Queensway Hong Kong	—

Tung Lun Kai Flat E, 24/F, Block 5 Provident Centre 29 Wharf Road North Point Hong Kong	—

Shi Xiao Long Flat A, 21/F, Block 9 Provident Centre 37 Wharf Road North Point Hong Kong	—

Total	—

SCHEDULE C
[General Use Free Writing Prospectuses]

SCHEDULE D

Name	Address
Qiming Investment Limited	Kingston Chambers, PO Box 173
Road Town
Tortola
British Virgin Islands

Rongjia Investment Limited	Kingston Chambers, PO Box 173
Road Town
Tortola
British Virgin Islands

Hailiang Investment Limited	Kingston Chambers, PO Box 173
Road Town
Tortola
British Virgin Islands

Hongyue Investment Limited	Kingston Chambers, PO Box 173
Road Town
Tortola
British Virgin Islands

Shi Xiao Long	Flat A, 21/F, Block 9
Provident Centre
37 Wharf Road
North Point
Hong Kong

Li Tung Kwo	Room 7, 36/F, Tower One
Lippo Centre
89 Queensway
Hong Kong

Huifa Limited	Room 1001, 10/F, New World Tower 1
18 Queen’s Road Central
Hong Kong

Tung Lun Kai	Flat E, 24/F, Block 5
Provident Centre
29 Wharf Road
North Point
Hong Kong

Pescardo Investment Limited	8/F, No.77, Chou-Tze Street
Neihu District
Taipei 114
Taiwan

ANNEX I-A
Form of legal opinion of the Company’s U.S. counsel

ANNEX I-B
Form of legal opinion of the Underwriters’ PRC counsel

2

ANNEX I-C
Form of legal opinion of the Company’ PRC counsel

3

ANNEX I-D
Form of legal opinion of the special Hong Kong counsel

4

ANNEX I-E
Form of legal opinion of the Company’s Cayman counsel

5

ANNEX I-F
Form of legal opinion of the Depositary’s counsel

6

Exhibit I
[Form of Lock-Up Agreement]
[DATE], 2010
Cowen and Company, LLC
   As Representative of the several Underwriters
1221 Avenue of the Americas
New York, New York 10020
Re: China Xiniya Fashion Limited — Registration Statement on Form F-1 for ADSs
Dear Sirs:
This Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between China Xiniya Fashion Limited, a Cayman Islands exempted limitied liability company (the “Company”) and Cowen and Company, LLC (“Cowen”), as representative of a group of underwriters (collectively, the “Underwriters”), to be named therein, and the other parties thereto (if any), relating to the proposed public offering (the “Offering”) of American depositary shares (“ADSs”) each representing [                ] ordinary shares, par value $[               ] per share (the “Ordinary Shares”) of the Company. Unless the context otherwise requires, each reference to ADSs also includes the Ordinary Shares.
In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the ADSs will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on the date hereof through and including the date that is the 180th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any Offered Shares represented by the ADSs (including, without limitation, ADSs which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for ADSs, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for ADSs, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the ADSs or securities convertible into or exercisable or exchangeable for ADSs. If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The undersigned hereby acknowledges that the Company has agreed to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence to the undersigned (in accordance with Section 14 of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this letter during period from the date hereof to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant) has expired.
The restrictions set forth in the immediately preceding paragraph shall not apply to:
(1) if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution,
(2) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value,
(3) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s share capital, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;
(4) any transfer of ADSs made by the undersigned pursuant to the Underwriting Agreement;
(5) any transfer of ADSs made by the undersigned, which ADSs were acquired by the undersigned or any affiliate of the undersigned in open market transactions; and
(6) the exercise of options outstanding on the date hereof by the undersigned pursuant to the stock option plan of the Company.
provided, however, that in the case of any transfer described in clause (1), (2) or (3) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Cowen, acting on behalf of the Underwriters a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Cowen, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of Offered Shares represented by the ADSs or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for ADSs or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift or by will or intestate succession or, in the case of any transfer pursuant to clause (2) above, such transfer is being made to a shareholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value or, in the case of any transfer pursuant to clause (3) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s share capital, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

2

In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any ADSs or securities convertible into or exercisable or exchangeable for ADSs.
The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any Offered Shares represented by the ADSs or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for ADSs or other Beneficially Owned Shares, and (ii) the Company may, with respect to any ADSs or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for ADSs or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
The undersigned acknowledges and agrees that whether or not any public offering of ADSs actually occurs depends on a number of factors, including market conditions. If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) the Underwriting Agreement does not become effective prior to [•], 2010, or (iv) for any reason the Underwriting Agreement (other than the provisions thereof which survive termination) shall be terminated prior to the payment for and the delivery of the Ordinary Shares in the Offering pursuant to the Underwriting Agreement, this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Very truly yours,

(Name of Shareholder — Please Print)

(Signature)

(Name of Signatory if Shareholder is an entity — Please Print)

(Title of Signatory if Shareholder is an entity — Please Print)

Address:

3